UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2002

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

(972) 770-6401
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing November 11, 2002.

Cover Slide

“Lone Star Technologies Presentation 2002”

“Lone Star Technologies, Inc.”

Graphic representation of various tubular products.  One tube is labeled “Bellville Tube.”  Another tube is labeled with a seal with star at its center, encircled by the words, “Lone Star Steel — The Tubular Experts.”  A finned tube is labeled “Fintube.”  A large star graphic is centered in front of the tubular products.

Slide 1

Risk Factors

Forward-Looking Information

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks.  There is no assurance that the estimates and expectations in this presentation will be realized or that the transaction will be consummated.  Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.  Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of various tubular products.

Slide 2

Company Representatives

Rhys J. Best, Chairman, President and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of various tubular products.

Slide 3

Investment Considerations

•                                          Leading Market Positions

•                                          Technological Leadership

•                                          Broadest Product Offering and Increased Flexibility through Strategic Alliances

•                                          Asset Optimization Program

•                                          Flexible Cost Structure

•                                          Experienced Management Team

•                                          Operational Experience

•                                          Conservative fiscal management

•                                          Strong record managing business cycles; first to scale back and leader in upcycle

Graphic representation of various tubular products.

Slide 4

Company Overview

Lone Star’s products serve the expanding oilfield exploration and production markets and the growing power generation market

Graphic composed of a rectangle labeled “Lone Star Technologies, Inc.” centered above three rectangles arranged horizontally left to right and labeled “Oilfield Products,” “Specialty Tubing” and “Flat Rolled/Other.”  Lines connect the top rectangle to each of the three bottom rectangles.

Beneath the rectangle labeled, “Oilfield Products” are the words, “Leading marketer and manufacturer of premium casing, tubing, and line pipe for oil and gas exploration, production and transmission.”

Beneath the rectangle labeled, “Specialty Tubing” are the words, “Leading manufacturer of specialty tubing products for the power generation, industrial and automotive industries.”

Beneath the rectangle labeled, “Flat Rolled/Other” are the words “Flat rolled and other industrial tubular products.”

Graphic representation of various tubular products.

Slide 5

Company Overview

Lone Star has one of the world’s broadest energy tubular product offering for exploration and production, gathering and transmission, and electrical power generation.

Graphic containing five rows of horizontally-positioned arrows, pointing to both the left and the right, superimposed over five columns arranged left to right and labeled as follows: “Exploration/Production,” “Distribution,” “Generation,” “Transmission” and “Service.”

The first row of arrows from the top consists of the following:  1) an arrow labeled “Oilfield Tubular Products” placed under the columns labeled “Exploration/Production” and “Distribution”; and 2) an arrow labeled “Heat Recovery Products” placed under the columns labeled “Generation,” “Transmission” and “Service.”

The second row from the top consists of the following: 1) an arrow labeled “Casing” placed under the column labeled “Exploration/Production”; and 2) an arrow labeled “Engineered Products” placed under the columns labeled “Generation” and “Transmission.”

The third row from the top consists of the following: 1) an arrow labeled “Tubing” placed under the column labeled “Exploration/Production”; and 2) an arrow labeled “Boiler Tubes” placed under the columns labeled “Generation,” and “Transmission.”

The fourth row from the top consists of the following: 1) an arrow labeled “Line Pipe” placed under the columns labeled “Exploration/Production,” “Distribution” and “Generation”; and 2) an arrow labeled “Finned Tubulars” placed under the columns labeled “Generation” and “Transmission.”

The fifth row from the top consists of an arrow labeled “Fabrication” placed under the columns labeled “Generation” and “Transmission.”

Graphic representation of various tubular products.

Slide 6

2001 Revenues

A pie chart entitled “Lone Star.”  The pie chart reflects revenues of the following amounts for the following segments: 1) Oilfield Products — 62%; 2) Specialty Tubing Products — 29%; and 3) Flat Rolled/Other — 9%.

Lone Star LTM 9/30/2002 Net Revenues:  $533.5 million

Graphic representation of various tubular products.

Slide 7

Company Overview

•                                          Historical Profile

•                                          Almost 50 years of oilfield products innovations

•                                          Over 10 years of continuous expansion of OCTG and line pipe products

•                                          More than 35 years of finned tubing technology development

•                                          Over 20 years of product development for specialty precision mechanical tubulars

•                                          Geographic Oilfield Proximity

•                                          78% of U.S. oil and gas wells drilled in 2001 were within 750 miles of Lone Star’s mills.

Graphic representation of map of United States showing locations of Lone Star’s mills.  A circle encloses 78% of U.S. oil and gas wells drilled in 2001.

Graphic representation of various tubular products.

Slide 8

Oilfield Products

•                                          OCTG

•                                          Casing — used as a retainer wall for oil and gas wells (75% of revenues)

•                                          Production Tubing — transports oil and gas from wells to the surface (25% of revenues)

•                                          Coupling — connections used to join individual sections of casing and tubing together

Graphic “cut-away” representation of expandable casing.

•                                          Line Pipe

•                                          Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries

Graphic representation of line pipe.

Significant users include: Anadarko Petroleum, Apache Corporation, BP, Burlington Resources Inc., Chevron, El Paso Exploration, Exxon Mobil Corporation, and Texaco Inc.

Slide 9

Oilfield Products

Graphic “cut-away” representation of expandable casing.

Lone Star, through its two wholly-owned and six alliance mills brings to its customers one of the broadest offerings of casing, tubing, and line pipe in the world, including an extensive array of premium alloy grade tubulars for deep target and ultra-deepwater drilling.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

Slide 10

Oilfield Products — Couplings

•                                          Acquisition of Wheeling Machine Products 10/1/02

•                                          Purchase price approximately $38.3 million

•                                          Revenues 12/30/01 $41.1 million

•                                          EBITDA 12/30/01 $8.6 million

•                                          Full range of coupling products including premium grades

•                                          Highly efficient, low-cost production facilities

•                                          Exceptional financial performance

•                                          A proven management team and skilled workforce

Slide 11

Wheeling Proformas (Unaudited)

A table containing the following information:

	Six Months Ended		Twelve Months Ended
		Proforma		Proforma
	6/30/02	6/30/02	12/31/01	12/31/01
Revenues	273.3	281.5	650.2	674.8
COGS	(259.4)	(265.2)	(580.9)	(597.5)
Gross Profit	13.9	16.3	69.3	77.3

Net Income	(8.3)	(7.1)	16.4	21.2
Diluted EPS	(0.31)	(0.27)	0.66	0.85

Slide 12

Oilfield Products

Excellent Business Fundamentals

•                                          Broadest OCTG and line pipe product range in North America

•                                          Full range of coupling sizes

•                                          State of the art facilities

•                                          45 year history

•                                          Strong relationships with largest operators

•                                          In April 2000, acquired Bellville Tube Corporation, a leading producer of production tubing and casing

Pie chart entitled, “2001 OCTG Revenues,” which reflects revenues of 66% for Premium OCTG and 34% for Other OCTG.

Graphic “cut-away” representation of expandable casing.

Slide 13

Broadest Product Size Range

Through our 2 wholly-owned oilfield tubular manufacturers and 6 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic illustrates the following five different tubular size ranges: 1) 60 - 16 inches, 2) 16 — 13 3/8 inches, 3) 13 3/8 - 8 5/8 inches, 4) 8 5/8 - 2 3/8 inches, and 5) 1 inch.  The graphic illustrates Lone Star’s broad range of OCTG and line pipe product.

The range for ERW Seam Annealed is 8 5/8 — 2 3/8 inches.

The range for Seamless is as follows: 1) 13 7/8 — 8 5/8 inches, and 2) 8 5/8 to 2 3/8 inches.

The range for DSAW is 60 - 16 inches.

The range for ERW Full-Body Normalized is as follows: 1) 16 - 13 3/8 inches, 2) 13 3/8 — 8 5/8 inches, 3) 8 5/8 - 2 3/8 inches, and 4) 1 inch.

The range for the Lone Star Steel Product Offering is as follows: 1) 60 - 16 inches, 2) 16 - 13 3/8 inches, 3) 13 3/8 - 8 5/8 inches, 4) 8 5/8 - 2 3/8 inches, and 5) 1 inch.

Graphic “cut-away” representation of expandable casing.

Slide 14

Oilfield Products (20% of Oilfield Revenues)

•                                          Alliance Mill Strategy

•                                          Extends commercial leadership

•                                          Expands product range

•                                          Balances production

•                                          Supports customer initiatives

•                                          Increases profits

•                                          Lowers capital risk

•                                          Maintains high quality standards

•                                          Developed over the last seven years

•                                          Alliance Mills

•                                          OCTG

•              Texas Tubular

•              Tubo Caribe

•              Silcotub

•              Citra Tubindo

•                                          Line Pipe

•              Tex-Tube

•              Welspun

Graphic “cut-away” representation of expandable casing.

Slide 15

Specialty Tubing

Finned Tubular Products

•                                          Serve the combined-cycle electrical power generation markets

•                                          Largest manufacturer of heat recovery finned tubulars

•                                          Vertically integrated manufacturing with key patented processes

Graphic illustrates a section of Fintube finned tube.

Graphic illustrates a finned tube with boiler bend (180 degree bend).

Slide 16

Specialty Tubing

Combined-Cycle Power Generation

•                                          Finning machines in United States, Canada and Mexico

•                                          Heat Recovery Steam Generator (“HRSG”) fabrication facilities in Oklahoma

Graphic representation of HRSG power plant using finned tubular products.

Graphic illustrates a finned tube with boiler bend (180 degree bend).

Slide 17

Specialty Tubing

Precision Mechanical Tubing

•                                          High value-added, custom made tubulars used in industrial, fluid power and automotive applications

•                                          Recent capital investments for expanded capacity, productivity and yield improvements

•                                          Third largest (25% of domestic capacity) Drawn over Mandrel operation in the world

Three graphic representations of products in which precision mechanical tubulars are used as component parts.  One graphic depicts a truck axle.  The second graphic depicts a crane boom.  The third graphic depicts a hydraulic steam shovel.

Graphic representation of a hydraulic cylinder.

Slide 18

Flat Rolled/Other Products

•                                          Steel is a raw material, not a strategy

•                                          Maximum procurement flexibility for lower cost steel

•                                          Coil slitting services: automotive, appliance, industrial, finning material

•                                          Coil slitting and slab ripping facilities

Three graphic representations.  One graphic is entitled “Slabs” and depicts heated steel slabs.  The second graphic is labeled “Coils” and depicts flat rolled steel.  The third graphic is labeled “Scrap” and depicts molten steel.

Graphic representation of a hydraulic cylinder.

Slide 19

Industry Overview

More Rigs Drilling Deeper Wells

•                                          73% of active U.S. rigs during the last upcycle were drilling wells deeper than 8,000 ft.

Bar graph illustrating the following six month averages for the number of rigs drilling wells deeper than 8000 ft.:

1/99 through 6/99 — 457
7/99 through 12/99 — 635
1/00 through 6/00 — 722
7/00 through 12/00 — 776
1/01 through 6/01 — 903

Slide 17 attributes the source of certain information contained in such slide to Smith International.

Graphic representation of various tubular products.

Slide 20

Well Depth Increases Tubular Consumption and Premium Product Demand

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following five wells:

•                                          An oil well drilled to a depth of 5000 feet, which consumes 9 5/8 inch tubing, 5 1/2 inch tubing and 2 7/8 inch tubing.  The well consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•                                          A gas well drilled to a depth of 10,000 feet, which consumes 13 3/8 inch tubing, 9 5/8 inch tubing, 7 inch tubing and 2 7/8 inch tubing.  The well consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•                                          An offshore well drilled to a depth of 15,000 feet, which consumes tubing ranging from 16 to 20 inches, 11 7/8 inch tubing, 9 5/8 inch tubing, 7 5/8 inch tubing and 2 7/8 inch tubing.  The well consumes a total of 57,000 feet of tubing having a total weight of 1,100 tons.

•                                          A deepwater well drilled to a depth of 15,000 feet, which consumes tubing ranging from 16 to 20 inches, 13 3/8 inch tubing, 11 7/8 inch tubing, 9 5/8 inch expandable tubing, 9 3/8 inch tubing, 7 5/8 inch tubing and 2 7/8 inch tubing.  The well consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

•                                          A monobore well drilled to a depth of 15,000 feet, which consumes 11 ¾ inch tubing, 7 5/8 inch expandable tubing, 7 5/8 inch tubing and 2 7/8 inch tubing.  The well consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

Graphic “cut-away” representation of expandable casing.

Slide 21

Industry Overview

Combined-cycle Power Generation Market Relies on Finned Tubes

Combined-cycle power generation additions are expected to increase approximately 500% over the next 5 years.

Bar graph showing the amount of Gigawatts generated by combined cycle generation and other sources for each of the following years:

2000	Combined cycle — 15 Gigawatts
Other — 60 Gigawatts
2005	Combined cycle — 75 Gigawatts
Other — 170 Gigawatts
2010	Combined cycle — 115 Gigawatts
Other — 220 Gigawatts

Slide 19 attributes the source of certain information contained in such slide to the Department of Energy.

Graphic illustrates a finned tube with boiler bend (180 degree bend).

Slide 22

Strategy — Commercial Leadership

Operational Excellence and Increased Product Offering

•                                          Commercial Alliance Expansion

•                                          Product expansion and enhancements

•                                          New product applications

•                                          Capital investments

Recent Achievements

•                                          Wheeling Machine Products

•                                          Full size range of couplings including premium grades and threads

•                                          Two Recent Seamless Alliances

•                                          Allows Company to offer seamless OCTG in North America

•                                          Began manufacturing high-strength tubulars on third production line

•                                          Production expansion for finned tubing facilities in Canada and Mexico

•                                          Supply growing customer demand as power plant construction continues to accelerate

Graphic representation of various tubular products.

Slide 23

Strategy — Technology Leadership

Full-body normalized

•                                          Competes with seamless

•                                          Critical applications

•                                          Lower capital cost

•                                          Superior performance

Graphic representation of an example of ERW, full body normalized oil country tubular goods.

Expandable casing

•                                          Ability to drill deeper

•                                          Developed for Shell Oil / Halliburton JV

•                                          Proven successful with 60+ applications

•                                          The leading supplier of expandable casing

Graphic “cut-away” representation of expandable casing.

Graphic representation of various tubular products.

Slide 24

Strategy — Technology Leadership

Critical Applications

•	Marathon	Expandable casing run to over 13,000 feet.

•	Phillips	1st Gulf of Mexico subsalt development platform.

•	Conoco	Deepest well drilled from a semisubmersible. Longest 7” casing string. Longest, heaviest liner string.

•	Exxon-Mobil	Expandable casing run to over 22,200 feet.

•	Unocal	Offshore well in deepest water, all LSS casing.

•	Amoco	Longest 9 7/8” casing string.

•	Lavaca	138 mile 14” and 12” onshore pipeline.

•	EEX	70 mile offshore pipeline at water depth of 1,250 feet. Deepest Gulf of Mexico well in Year 2000. Total depth almost 27,000 feet in 2,700 feet of water.

•	BP	First expandable liner hanger.

•	Shell Oil	First ultra-deepwater expandable casing; water depth of 7,800 feet. First MonoDiameter™ well.

Graphic representation of various tubular products.

Slide 25

Financial Overview

Graphic representation of various tubular products.  One tube is labeled “Bellville Tube.”  Another tube is labeled with a seal with star at its center, encircled by the words, “Lone Star Steel — The Tubular Experts.”  A finned tube is labeled “Fintube.”  A large star graphic is centered in front of the tubular products.

Slide 26

Strong Financial Performance

Bar graph entitled “Historical Revenues” reflecting the following revenues for the following years (1998-2000 revenues are pro forma for the Fintube and Bellville acquisitions):

1996	$549 million
1997	$654 million
1998	$504 million
1999	$444 million
2000	$645 million
2001	$650 million

Revenue Drivers

•	Oilfield Products
	•	Expected oil and gas prices
	•	Average rig counts
	•	Drilling activity and well depth
•	Specialty Tubing Products
	•	Power plant construction
	•	Cost of alternative power generation fuels
	•	Industrial activity
•	Flat Rolled Steel
	•	Material costs
	•	Regional demand

Graphic representation of various tubular products.

Slide 27

Strong Financial Performance

Bar graph entitled “Historical EBITDA” reflecting the following EBITDA numbers for the following years (1998-2000 EBITDA is pro forma for the Fintube and Bellville acquisitions and is adjusted for special charges):

1996	$44 million
1997	$59 million
1998	$12 million
1999	$35 million
2000	$74 million
2001	$56 million

EBITDA Margin Drivers

•	Raw Materials
• Flexibility from multiple sources
•	Labor
• Schedule mills on a weekly basis
•	Energy
• Combination of contracts, spot market purchases and in-house production
•	Overhead
• Maximize plant level accountability

Graphic representation of various tubular products.

Slide 28

Financial Performance

A table containing the following information:

	Pro Forma(1) FYE 1999	FYE 2000	FYE 2001	QTR 9/30/02	YTD 9/30/02
Operating Data:
Revenues	$444.4	$645.3	$650.2	$142.7	$416.0
Gross Profit	42.7	85.9	69.3	0.8	14.7
EBITDA	34.7	76.2	56.2	(3.0)	3.0
Diluted EPS	$0.20	$1.59	$0.91 (2)	$(0.37)	(0.69)
Margins:
Gross Profit	9.6%	13.3%	10.7%	0.6%	3.5%
EBITDA	7.8%	11.8%	8.6%	(2.1% )	0.7%

(1)                                  Pro Forma for the Fintube and Bellville acquisitions.

(2)                                  Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

Graphic representation of various tubular products.

Slide 29

A table containing the following information:

Strong Balance Sheet
9/30/02
Cash	$139.9
Total Assets	649.6

Total Debt	150.0
Equity	$380.4

Debt to Total Capitalization	28%

Graphic representation of various tubular products.

Slide 30

Investment Considerations

•                                          Leading Market Positions

•                                          Technological Leadership

•                                          Attractive Industry Dynamics

•                                          Broadest Product Offering and Increased Flexibility through Strategic Alliances

•                                          Asset Optimization Program

•                                          Flexible Cost Structure and Strong Credit Profile

•                                          Experienced Management Team

•                                          Operational Experience

•                                          Conservative fiscal management

•                                          Strong record managing business cycles; first to scale back and leader in upcycle

Graphic representation of various tubular products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By: /s/ Charles J. Keszler
Charles J. Keszler
Vice President and Chief Financial Officer

Date:   November 8, 2002